U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             October 23, 2013

                              FIRST HARTFORD CORPORATION

(Exact name of Company as specified in its charter)

Maine	0-8862	01-00185800
[State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

149 Colonial Road, Manchester, Connecticut	06040
(Address of principal executive offices)	(Zip Code)

                                                        860-646-6555

(Company's telephone number)

                                                                N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2):

[_]  Written communications pursuant to Rule 425 under the Securities Act

     (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c))

Item 4.02        Non-Reliance on Previously Issued Financial Statements or a Related Audit
                        Report or Completed Interim Review.

At a Board of Directors meeting on October 23, 2013, the Board determined after conferring with our auditors, BDO USA, LLP, that the Company was required to consolidate the following subsidiaries, which had been previously accounted for under the equity or cost method of accounting:

CP Associates, LLC (50% owned)
Cranston/BVT Limited Partnership (50% owned)
Trolley Barn Associates, LLC (50% owned)
Hartford Lubbock, LP (1.9% owned)

As a result the financial information contained in the previously filed Form 10-K for the period ended April 30, 2012 and the previously filed forms 10-Q for the periods ended July 31, 2011, October 31, 2011, January 31, 2012, July 31, 2012, October 31, 2012, and January 31, 2013 are not to be relied upon and will be restated.

The Company continues to assess other prior periods.  The Company also continues to prepare other information for review by its independent auditors in connection with the audit for the year ended April 30, 2013.  Further, because the audit for the year ended April 30, 2013 is not yet complete, the Company has not closed its books for the fiscal quarter ended July 31, 2013.

If any additional errors in any such past financial statements come to management’s attention as part of the restatement process, such will be assessed and if material corrected as part of the restatement.

The Company is unable to currently estimate the time it will take to complete the audit for the year ended April 30, 2013 and to restate prior periods or to prepare its interim consolidated financial statements for the quarter ended July 31, 2013 and subsequent periods.

The Company has not calculated the effects on income for the above periods.

Forward-looking Information

Certain statements made in this Form 8-K constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995.  These statements may be identified by such forward-looking terminology as “expect”, “estimate”, “plan”, “anticipate”, or similar statements or variations of such terms.  The registrant’s business and forward-looking statements involve significant known and unknown risks and uncertainties, including risks stated herein and all other risks stated in the registrant’s filings with the Securities and Exchange Commission.  In each case, actual results may differ materially from such forward-looking information.  The registrant undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

(Company)

FIRST HARTFORD CORPORATION

By:  /s/ Stuart I. Greenwald

          Stuart I. Greenwald, Treasurer and Secretary

Date:      October 29, 2013